UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

GOLDMAN SACHS PRIVATE CREDIT CORP.

(Exact name of registrant as specified in its charter)

Delaware	814-01627	92-3241797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655 - 4419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 435)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On October 30, 2025, Goldman Sachs Private Credit Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered two proposals as described in the Company’s proxy statement filed on June 2, 2025, as supplemented. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 274,884,463.57 shares of common stock outstanding on the record date, May 29, 2025. The final results of the voting on the matters submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1: By the vote shown below, the stockholders elected the nominees for Class II directors. The Class II directors will serve until the 2028 annual meeting of stockholders or until his or her successor is duly elected and qualified. The election of the nominees required a majority of the votes cast by all stockholders present, virtually or by proxy, at the Annual Meeting. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Name	Votes For	Votes Against	Abstentions	Broker Non Vote
Class II Directors
Katherine (“Kaysie”) P. Uniacke	93,467,216	928,891	3,872,405	0
Jaime Ardila	93,441,924	886,362	3,940,226	0
Richard A. Mark	93,704,792	708,549	3,855,171	0

Proposal 2: By the vote shown below, the stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Approval of Proposal 2 required a majority of the votes by all stockholders present, virtually or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstentions
94,892,100	1,277,789	2,098,623

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE CREDIT CORP. (Registrant)

Date: November 3, 2025	By:	/s/ Vivek Bantwal
Name: Vivek Bantwal
Title: Co-Chief Executive Officer

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer